EXHIBIT 10.2

LOAN MODIFICATION AGREEMENT

This LOAN MODIFICATION AGREEMENT (this “Agreement”) is entered into as of June 11, 2014, by and among PANACHE BEVERAGE INC., a Delaware corporation (the “Borrower”), ALIBI NYC, LLC, a New York limited liability company (“Alibi”), PANACHE USA, LLC, a New York limited liability company (“Panache USA”), ALCHEMY INTERNATIONAL, LLC, a New York limited liability company (“Alchemy”), PANACHE, LLC, a New York limited liability company (“Panache LLC”), and PANACHE DISTILLERY, LLC, a Florida limited liability company (“Panache Distillery”, and together with the Borrower, Alibi, Panache USA, Alchemy and Panache LLC, collectively, the “Panache Parties”), and CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a limited company existing under the laws of the Cayman Islands (the “Lender”).

RECITALS

WHEREAS, reference is made to that certain Amended and Restated Loan Agreement, dated as of May 9, 2013 (as amended, supplemented, modified and in effect from time to time, the “Loan Agreement”; capitalized terms used herein without definition shall have the meanings given to such terms in the Loan Agreement), by and between the Lender and the Borrower and joined by Panache Distillery and certain other parties, pursuant to which the Lender has made certain loans in favor of the Borrower; and

WHEREAS, the loans and other obligations of the Borrower under the Loan Agreement (the “Obligations”) are secured by liens granted pursuant to the Security Documents which include (i) a perfected security interest in all of Borrower’s personal property and a pledge of Borrower’s equity interests in its direct subsidiaries, (ii) a guaranty of the Obligations by each of Alchemy, Panache and Alibi, (iii) a perfected security interest in Panache’s equity interests in Alchemy, (iv) a perfected security interest in the intellectual property of each of Alchemy, Panache and Alibi, (v) a guaranty of the Obligations by Panache Distillery, (vi) a security interest in Panache Distillery’s real property and personal property, (vii) the pledge shares of common stock of the Borrower by the Shareholders (as hereinafter defined) to secure the Obligations, pursuant to the shareholder pledge and security agreements (collectively, the “Shareholder Pledge Agreements”), and (viii) any other documents executed and delivered in connection with each of the foregoing (each as heretofore and hereafter amended, modified and in effect are hereafter referred to collectively, together with the Loan Agreement, as the “Loan Documents”); and

WHEREAS, following the occurrence of certain Events of Default, the Lender, the Panache Parties, and James Dale, Agata Podedworny and Sjoerd de Jong (each a “Shareholder” and collectively, the “Shareholders”) entered into that certain Forbearance Agreement effective as of May 8, 2014 (the “Forbearance Agreement”), pursuant to which the Lender agreed to temporarily forbear from enforcing its rights and remedies on account of those Events of Default identified therein (the “Existing Defaults”) and to provide certain additional funding to sustain the Borrower’s operations; and

WHEREAS, on the date hereof and in conjunction with this Agreement, the Panache Parties, the Shareholders and the Lender have entered into that certain Restructuring Agreement (the “Restructuring Agreement”), pursuant to which the Lender, the Panache Parties and the Shareholders have agreed, among other things, (i) that in lieu of the Lender exercising remedies and foreclosing under the Shareholder Pledge Agreements that each Shareholder shall transfer to the Lender certain shares of the Borrower’s common stock owned by them and subject to the applicable Shareholder Pledge Agreement (collectively, the “Transferred Shares”), as set forth in the Restructuring Agreement, (ii) that in exchange for the transfer of the Transferred Shares to the Lender, the outstanding balance of the Obligations shall be reduced as provided in the Restructuring Agreement and in this Agreement , and (iii) the Shareholder Pledge Agreements shall be terminated; and

WHEREAS, the Panache Parties have requested that (i) the Lender waive the Existing Defaults, and (ii) the Lender make certain amendments to the Loan Agreement and other Loan Documents, and the Lender is willing to do so pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Panache Parties hereby agree as follows (unless otherwise expressly set forth herein, all of the following agreements to be effective as of the Effective Date (as defined in the Restructuring Agreement):

I.	REDUCTION IN THE AMOUNT OF THE OBLIGATIONS

In consideration of the transfer to the Lender of the Transferred Shares, the outstanding principal balance of the Obligations is hereby reduced by the sum of $1,164,091.32. After giving effect to such reduction, the aggregate principal amount of the Obligations shall be $5,758,120.84 (plus the amount of fees and costs capitalized); and the Borrower and the other Panache Parties hereby acknowledge and agree that the Borrower is truly and justly indebted to the Lender in such amount (plus accrued and accruing interest, fees and expenses owing under the Loan Documents) without defense, counterclaim or offset of any kind whatsoever, and neither the Borrower nor any other obligor has any defense, counterclaim or setoff with respect to the payment thereof.

II.	WAIVER OF EXISTING DEFAULTS

Subject to satisfaction of all of the conditions precedent contained in Article XI of the Restructuring Agreement, and further subject to the terms and conditions of this Agreement, the Lender hereby waives the Existing Defaults and its rights to pursue the remedies available to it solely on account of such Existing Defaults. The waiver contained in this paragraph II shall (a) not constitute or be deemed to constitute a waiver (except as otherwise expressly set forth herein), of (i) any Default or Event of Default other than the Existing Defaults, or (ii) any term or condition of the Loan Agreement except as modified herein, (b) not constitute or be deemed to constitute consent by the Lender to anything other than the specific purpose set forth herein, and (c) not constitute a custom or course of dealing among the parties hereto. Notwithstanding the foregoing, nothing herein shall impact any events of defaults rights under any loans to any other parties including Wodka, LLC.

III.	AMENDMENTS TO THE LOAN AGREEMENT

The Loan Agreement is hereby amended such that from the Effective Date until December 31, 2015, the outstanding balance of the Obligations shall bear interest at a rate per annum equal to four percent (4.0%) (“PIK Interest”), which interest shall be capitalized, compounded and added to the unpaid principal amount of the Obligations each quarter on the first day of each calendar quarter beginning October 1, 2014 (whereupon from and after such date such additional amounts shall also accrue interest). After December 31, 2015, the outstanding balance of the Obligations (for the avoidance of doubt, including all PIK Interest included therein) shall bear interest at a rate per annum equal to ten percent (10.0%), which interest shall be payable in cash at the times and in the manner prescribed under the Loan Agreement.

IV.	ADDITIONAL FUNDING BY THE LENDER

The Lender may, in its sole discretion, elect to provide the Borrower with additional funding in order to fund the Borrower’s operating costs (the “Additional Funding”) in accordance with a budget, which budget shall be acceptable to the Lender in its sole discretion (the “Budget”). The Borrower and the Lender acknowledge and agree that all amounts advanced by the Lender on account of the Additional Funding constitute Obligations under the Loan Agreement and shall be subject to the same interest rate and payment terms as the Loans under the Loan Agreement and are secured by all of the Collateral.

V.	MORTGAGE ON PANACHE DISTILLERY

As vital consideration for the Lender’s entry into the Restructuring Agreement and this Agreement and all other documents, instruments and agreements contemplated hereby and thereby (collectively, the “Restructuring Agreements”), including, but not limited to, the Lender’s agreement to reduce the principal balance of the Obligations, waive the Existing Defaults, provide any Additional Funding, and grant certain releases, the Borrower authorizes the Lender to record and otherwise perfect the Second Amended and Restated Second Mortgage and the UCC-1 (as defined in the Forbearance Agreement). It is expressly understood by the Borrower, the Panache Parties and the Lender that, absent the Borrower’s authorization to record and perfect the Second Amended and Restated Second Mortgage and the UCC-1, the Lender would not enter into the Restructuring Agreements, reduce the balance of the Obligations, provide Additional Funding, waive the Existing Defaults or consummate any of the other transactions contemplated by the Restructuring Agreement.

VI.	CONFIRMATION OF SECURITY INTERESTS

Each of the Panache Parties hereby ratifies and confirms all liens and security interests heretofore granted in favor of the Lender pursuant to the Loan Documents and Security Documents, and further hereby grants in favor of the Lender liens and the security interests in all Collateral (including all Collateral as defined in the applicable Trademark Security Agreement) as security for the Obligations, including, without limitation, all obligations under this Agreement and the other Restructuring Agreements.

VII.	TERMINATION OF MIS BEVERAGE HOLDINGS LLC PLEDGE AGREEMENT

The Lender hereby agrees that (i) the pledge of 2,000,000 shares of common stock of the Borrower (the “MIS Pledged Shares”) pledged by MIS Beverage Holdings LLC (“MIS Beverage”) pursuant to that certain Stock Pledge and Security Agreement, dated as of December 21, 2012, by MIS Beverage in favor of the Lender (the “MIS Beverage Pledge Agreement”), are hereby released as collateral security for the Obligations; (ii) the MIS Beverage Pledge Agreement and any other guaranties or security agreements given by MIS Beverage to the Lender to secure the Obligations are hereby terminated and are of no further force or effect; and (iii) all security interests and liens which the Lender may have on any property of MIS Beverage are hereby terminated and shall be of no further force and effect. The Lender agrees to return the MIS Pledged Shares to MIS Beverage no later than ten (10) Business Days after the Effective Date.

VIII.	FULL FORCE AND EFFECT

Except to the extent expressly provided in this Agreement and the Restructuring Agreement, the terms and conditions of the Loan Agreement and each other Loan Document shall remain in full force and effect, enforceable in accordance with their terms.

IX.	GENERAL PROVISIONS

A. Survival. All representations, warranties, covenants and agreements of the parties hereto (or any of them) made in this Agreement shall survive the execution and delivery hereof and the closing hereunder.

B. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns. No assignment of this Agreement or of any rights hereunder by any of the Panache Parties shall be effective unless and until said assigning party receives the prior written consent of the Lender to such assignment, and no such assignment shall relieve such assigning party of any of its obligations or liabilities hereunder.

C. Chief Executive Officer. The Borrower retained the services of Mike Romer and has appointed him as acting Chief Executive Officer. The Lender agrees that Mike Romer shall continue to serve as Chief Executive Officer until such time as the Borrower shall appoint a new Chief Executive Officer, which new Chief Executive Officer shall be reasonably acceptable to the Lender. The Lender hereby releases the Chief Executive Officer, Mike Romer, in his individual capacity (and his principals, agents, counsel, advisors, heirs and assigns, but excluding, in any event for purposes of this release, any of the obligors under the Loan Documents) from any and all claims, demands, actions and liability (including any and all costs) in connection with the Existing Defaults. For the avoidance of doubt, the foregoing release shall not be construed to be a waiver or release of any of the Existing Defaults, the rights and remedies of the Lender arising therefrom, or any other claims, causes of action, rights and remedies of the Lender as against the obligors under the Loan Documents.

D. Modifications and Waivers. No delay on the part of the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity. The Lender shall have the right to waive (at its sole option) any of the conditions precedent to its obligations under this Agreement. No such waiver, or modification, discharge or amendment of this Agreement will be valid in the absence of the written and signed consent of the party hereto against which enforcement of such is sought.

E. Notices. All notices, demands and requests given or required to be given by any party to this Agreement are to be in writing and will be sent by U.S. registered or certified mail, return receipt requested, or by hand delivery, to the addresses set forth below:

If to the Lender:

Consilium Corporate Recovery Master Fund, LTD.
c/o Consilium Investment Management LLC
3101 N. Federal Highway, Suite 502
Fort Lauderdale, FL 33306
Attention: Charles T. Cassell III
Fax: (954) 779-1803
E-mail: ccassel@consimllc.com

with a copy to:

Greenberg Traurig, LLP
One International Place
Boston, MA 02110
Attention: Jeffrey M. Wolf
Fax: (617) 279-8447
E-mail: WOLFJE@GTLAW.com

If to the Panache Parties:
c/o Panache Beverage, Inc.
150 5th Avenue
New York, NY 10010
Attention:  Michael Romer
E-mail: mike@panachespirits.com

with a copy to:

Morrison Cohen LLP
909 Third Avenue
New York, New York 10022
Attention: Josh Saviano
E-mail: jsaviano@morrisoncohen.com

Notices, demands and requests given in the aforesaid manner will be deemed given for all purposes hereunder at the time deposited in any postal receptacle regularly maintained by the United States Postal Service if mailed as aforesaid, or on the date of delivery to the address specified herein, if otherwise delivered. Any address for notice may be changed by any party hereto by ten (10) days’ written notice to the other parties hereto.

F. Captions. All section titles or captions contained in this Agreement, in any exhibit annexed hereto, or in any schedule referred to herein are for convenience only, shall not be deemed a part of this Agreement, and shall not affect the meaning or interpretation of this Agreement.

G. Submission of Agreement. The submission of this Agreement to any of the Panache Parties, or to their respective agents or attorneys, for review or execution, is not intended and shall not he deemed to be a commitment by the Lender to the terms and provisions hereof, and this Agreement shall not be binding upon any party hereto until fully executed and delivered by all parties hereto.

H. Law Governing and Jurisdiction.

1. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN SUBSTANTIALLY NEGOTIATED AND MADE IN THE STATE OF FLORIDA AND SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF FLORIDA APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

2. Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF FLORIDA SITTING IN BROWARD COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF FLORIDA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. TO THE EXTENT PERMITTED BY LAW EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY FLORIDA LAW.

I. Waiver; Modification. NO PROVISION OF THIS AGREEMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY HERETO AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT. NO DELAY ON THE PART OF THE LENDER IN EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREUNDER, SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY WAIVER OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER OPERATE AS A WAIVER OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER. ALL RIGHTS AND REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES THAT THE PARTIES HERETO MAY OTHERWISE HAVE AT LAW OR IN EQUITY.

J. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY KNOWINGLY AND VOLUNTARILY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

K. Final Agreement. THIS AGREEMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AGREEMENT IS EXECUTED. NEITHER THIS AGREEMENT NOR THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. TO THE EXTENT THAT THERE IS ANY INCONSISTENCY BETWEEN THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH (OTHER THAN THE OTHER RESTRUCTURING DOCUMENTS), THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT SHALL GOVERN.

L. Further Actions. Each of the Panache Parties hereby agrees that in addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered by each of the Panache Parties, each of the Panache Parties agrees to perform, execute, and/or deliver or cause to be performed, executed, and/or delivered in connection with this Agreement any and all further acts, deeds, and assurances the Lender may reasonably require to fully consummate the transactions contemplated by this Agreement.

M. Time of Essence. The parties hereto have agreed specifically with regard to the times for performance set forth in this Agreement. Further, the parties hereto acknowledge that the agreements with regard to the times for performance are material to this Agreement. Therefore, the parties hereto agree and acknowledge that time is of the essence to this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement effective as of the date and year first above written.

LENDER:

CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD.

By:	/s/ CHARLES T. CASSEL, III
Name:	Charles T. Cassel, III
Title:	Authorized Person

PANACHE PARTIES:

PANACHE BEVERAGE, INC.

By:	/s/ MICHAEL ROMER
Name:	Michael Romer
Title:	Interim CEO

ALIBI NYC, LLC

By:	/s/ MICHAEL ROMER
Name:	Michael Romer
Title:	Interim CEO

PANACHE USA, LLC

By:	/s/ MICHAEL ROMER
Name:	Michael Romer
Title:	Interim CEO

PANACHE, LLC

By:	/s/ MICHAEL ROMER
Name:	Michael Romer
Title:	Interim CEO

ALCHEMY INTERNATIONAL, LLC

By:	/s/ MICHAEL ROMER
Name:	Michael Romer
Title:	Interim CEO

PANACHE DISTILLERY, LLC

By:	/s/ MICHAEL ROMER
Name:	Michael Romer
Title:	Interim CEO